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                                                                   EXHIBIT 10.30


               Contractual Agreement between Sequenom and GeSIM
               ------------------------------------------------
                            As of October 1, 1998.
                            ----------------------

PREAMBLE

GeSIM's field of work is the development, production and marketing of components and complete device systems for the dosage and pipetting of nanoliter volumes (GeSIM nanoliter technology, hereinafter NLT). In particular, this involves the development, production and distribution of micro-pipettes and nanoliter plotters for various applications.
Furthermore, GeSIM develops, produces and distributes silicon chips of different geometry and surface treatments (GeSim chip technology, hereinafter CT).

Sequenom`s field of work is the development and utilization of procedures for the analyses of bio-polymers using mass spectrometry to separate, detect and characterize the sample(s) or analysis products. To this end they combine the chip concept with protected solid phase chemistry and enzymes. Sequenom distributes the complete automation of this process. One essential step in this process is the loading of SpectroChips ("SpectroChip" = trademark), which requires the use of NLT.

The field of application of this agreement involves the preparation of samples for the analysis of ***.

The co-operation between GeSIM and Sequenom comprises the optimization and integration of ***.

The optimization and integration results achieved for Sequenom, including system solutions developed for Sequenom, are licensed exclusively to Sequenom.

The specifications of the nano-plotter as a characterization of the current NLT system, which has been positively validated by Sequenom for its own purposes, are listed in Appendix A. The optimization and integration results achieved through this exclusive co-operation, including the system solution developed for Sequenom, is listed in Appendix B.
Appendices A and B are updated regularly, at least quarterly. Amendments by GeSIM and SEQUENOM must be confirmed in writing.

                                    Page 1
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                                     (S) 1
                 Cooperation Goals of the Contractual Partners


(1) The goal of Sequenom is to commercialize the technology for the analysis of *** as described in the Preamble, on the basis of their own patents and their own know-how. ***.
(2) The goal of GeSIM is to produce, further develop and market device systems consisting of ***, which are developed, constructed and produced for Sequenom and the area of application directly associated with Sequenom, on the basis of GeSIM's own patents and own know-how.


                                     (S) 2
                                Confidentiality


(1) As concerns all information, technical knowledge and experience which have been made available to the co-operating parties or which will be made available to them in the future by the other party in connection with this co-operation agreement, beginning December 2, 1997, the date of the initial negotiations, both parties are obligated:

     A) to keep this information confidential and not to provide it to a third party, even if a confidential disclosure agreement has been signed;
     B) not to use this information for commercial purposes without permission from the other party, and
     C) to provide this information only to those persons at their own company who require it to carry out the agreed co-operation.


                                     (S) 3
                               Exclusive Co-operation


(1) This Exclusive co-operation between SEQUENOM and GeSIM refers to the development work to be carried out by GeSIM on behalf of SEQUENOM and financially paid for by SEQUENOM. The basis of such development work is individual contracts for projects with clearly defined goals.

*** Portions of this page have been omitted pursuant to Confidential Treatment request and filed separately with the Commission.

                                    Page 2
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(2)  The optimization and integration results accomplished for/with Sequenom in connection with this exclusive co-operation are exclusively for the use of SEQUENOM. The results compiled for/with SEQUENOM and for each individual area of application (`general' or `sample preparation' for *** are listed in Appendix B, in so far as the results are used for/by SEQUENOM. Appendix B shall be updated regularly, at least quarterly. Both parties shall jointly compile the descriptions and the definitions of the results listed in Appendix B.
(3) In addition, GeSIM is obligated not to make the results and products and the associated know-how listed in Appendices A and B available to other producers of mass spectrometers or developers of technologies and methods for the analysis of ***.
(4) GeSIM's responsibilities to co-operate exclusively with Sequenom, as listed under (S) 3.3, do not apply if Sequenom has not accepted or delivered ***.
(5) SEQUENOM shall buy from GeSIM ***. As a contractual partner, Sequenom GmbH guarantees in connection with the above, that it is authorized to fulfill this obligation to GeSIM. This purchase obligation does not apply if GeSIM cannot provide these products and/or qualities under competitive conditions and in the necessary quantity.


                                     (S) 4
                              Delivery Guarantee


(1) Within the contractual period, GeSIM guarantees for the unconditional availability of automatic nanoliter liquid handling modules or systems, as well as for silicon chips in accordance with the specifications in Appendices A and B.
(2) GeSIM guarantees that all production specifications as noted in the Systems Manual shall at least be maintained, even in the case of further development. The specifications listed in Appendix B are considered an obligatory supplement to the Systems Manual.
(3) Changes to the delivery products are allowed in the area of technical developments.

*** Portions of this page have been omitted pursuant to Confidential Treatment
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                                    Page 3
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                                     (S) 5
                                    Prices


(1) GeSIM's price for the products delivered to Sequenom and Sequenom's clients should be under competitive conditions.
(2) Sequenom shall receive from GeSIM a discount of *** for each additional nano-liter plotter ordered.


                                     (S) 6
                                Joint Marketing


     (1) The nano-liter plotters and associated follow-up products developed through this co-operation can be marketed under the name and brand GeSIM and Sequenom.
     (2) Sequenom will make an active contribution to the marketing activities of GeSIM both in terms of personnel and editorially for scientific presentations, conferences and exhibitions. Marketing materials for joint campaigns will be created together.


                                     (S) 7
                              Contractual Period


     (1) This agreement is valid from now until December 31, 2001. The exclusivity of the results granted to Sequenom as listed in Appendix B at the end of this contract continues on after the end of the contract.
     (2)     Both parties are free to extend the contract any time.
     (3) Should the ownership of either one of the co-operating partners change during the duration of the contract, this will not affect the agreement in any way.

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                                     (S) 8
                                 Final Clause


(1) The parties are not allowed to transfer the rights or duties of this agreement to any third party without the consent of the other party, unless otherwise specified in this contract.
(2) This agreement replaces all other preceding arrangements or agreements concluded between the co-operating partners regarding the stipulations of this agreement. Changes and supplements to this agreement must be in written form, unless there is a legally stricter form. The written form also applies is the written form has been waived.
(3) Should any of these regulations be found to be partially or completely legally ineffective, or lose their legal effectiveness or feasibility at a later time, the rest of the agreement shall remain unaffected. This also applies if the agreement is found to contain a loophole. The ineffective or non-feasible regulation or loophole is to be replaced by an appropriate regulation which comes as close to the original intentions of the co-operating partners as far is legally possible, or what they would have intended for the purpose and meaning of this agreement, if they had been aware of this point before concluding the contract.
(4) The exclusive jurisdiction for all and any differences in connection with this agreement is Hamburg.

                                    Page 5
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APPENDIX A / Status: September 9, 1998

***

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                                    Page 6

APPENDIX B:

***

*** Portions of this page have been omitted pursuant to Confidential Treatment
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                                    Page 7
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                                                                   Exhibit 10.30



                                 Vereinbarung
                                   zwischen
               GeSiM Gesellschaft fur Silizium-Mikrosysteme mbH
                        Rossendorfer Technologiezentrum
                            Bautzner LandstraBe 45
                            01454 GroBerkmannsdarf

                             -nachfolgend: "GeSiM"

                                      und

                  Sequenom Gesellschaft fur Genomanalytik mbH
                              Mendelsohnstr. 15D
                                 22761 Hamburg

                           -nachfolgend: "SEQUENOM"

PRAAMBEL

Das Arbeitsgebiet der GeSiM besteht in der Entwicklung. Produktion und Vermarktung von Komponeiten und kompletten Geratesystemen fur das Dosieren und Pipettieren von Nanoliter-Volumina ( Nanoliter-Technologie der GeSiM, im folgenden kurz NLT). Dies umfaBt insbesondere die Entwicklung, die Produktion und den Vertrieb von Mikropipetten und Nano-Plottern fur unterschiedliche Anwendungen.
Weiterhin entwickelt, produziert und vertreibt GeSiM Siliziumchips unterschiedlicher Geometrie und Oberflachenbehandlung (Chiptechnologie der GeSiM, im folgenden kurz CT).

Das Arbeitsgebiet der SEQUENOM besteht in der Entwicklung und dem Einsatz von Verfahren zur Analyse von Biopolymeren mit massenspektrometrischer Auftrennung, Detektion und Charakterisierung der Probe(n) bzw. der Analyseprodukte. Hierbei wird ein Chip-Konzept mit geschutzter Festphasen-Chemie und -Enzymatik verbunden. SEQUENOM betreibt die vollstandige Automatisierung des Verfahrens. Hier ist ein essentieller Arbeitsschritt das Beladen von SpectroChips ("SpectroChip" = geschutzte Marke), das den Einsatz von NLT erfordert.

Das Anwendungsgebiet im Sinne dieser Vereinbarung umfaBt die Probenvorbereitung zur Analyse von ***.

Die Zusammenarbeit zwischen GeSiM und SEQUENOM umfaBt die Optimierung und Integration der ***.

Die fur SEQUENOM erzielten Optimierungs- und Integrationsergebnisse, einschlieBlich fur SEQUENOM entwickelter Systemlosungen, stehen exklusiv SEQUENOM zu.

Die Merkmale des Nano-Plotters im Sinne einer Charakterisierung des aktuellen und durch, Sequenom fur seine Aufgabenstellungen positiv validierten NLT Systems benennt Anhang A.. Die im Rahmen der exklusiven Zusammenarbeit fur Sequenom erzielten Optimierungs-und Integrationsergebnisse, einschlieBlich den fur Sequenom entwickelten Systemlosungen benennt



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Anhang B.
Anhange A und B werden regelmaBig, mindestens jedoch vierteljahrlich fortgeschrieben. Die Erganzungen sind von GeSiM und SEQUENOM in schriftlicher Form zu bestatigen.

                                     (S) 1

                     Kooperationsziele der Vertragspartner

(1) Ziel von SEQUENOM ist es auf Basis eigener Patente und eigenen Know-hows die in der Praambel beschriebene Technologie zur Analyse von *** zu kommerzialisieren. ***

(2) Ziel von GeSiM ist es, Geratesysteme die aus *** bestehen und auf der Basis eigener Patente und eigenen Know-hows entwickelt, konstruiert und hergestellt werden, fur SEQUENOM und das mit SEQUENOM unmittelbar verknupfte Anwendungsgebiet zu produzieren, weiterzuentwickeln und zu vermarkten.

                                     (S) 2

                                 Geheimhaltung

(1) Die Parteien verpflichten sich, samtliche Informationen, technisches Wissen und Erfahrungen, die sie sich ab dem 2. Dezember 1997, dem Datum der ersten Verhandlungen, im Zusammenhang mit dem Kooperationsgegenstand von der jeweils anderen Partei zuganglich gemacht haben bzw, sich in Zukunft zuganglich machen werden.

     (a) geheimzuhalten und auch nicht unter der Verpflichtung der Geheimhaltung an Dritte weiterzugeben;

     (b)  nicht ohne Zustimmung der anderen Partei gewerblich zu verwerten, und

     (c) sie im eigenen Hause nur denjenigen Personen zuganglich zu machen, welche sie fur die Durchfuhrung der Kooperation benotigen.

                                     (S) 3

                           Exklusive Zusammenarbeit

(1) Die exklusive Zusammenarbeit zwischen SEQUENOM und GeSim bezeichnet Entwicklungsarbeiten, die im Auftrag der SEQUENOM und finanziell zu Lasten der SEQUENOM bei GeSiM ausgefuhrt werden. Die Basis solcher
     Entwicklungsarbeiten, sind individuell erteilte Auftrage mit eindeutig definierten Zielen.

(2) Die mit/fur SEQUENOM erzielten Optimierungs- und Integrationsergebnisse als Resultate der exklusiven Zusammenarbeit stehen exklusiv SEQUENOM zu.

                                       2


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     Die mit/fur SEQUENOM erarbeiteten Ergebnisse und das jeweils zugehorige
     Anwendungsgebiet (`allgemein' oder `Probenvorberitung zur ***) werden in Anhang B aufgelistet, soweit diese Ergebnisse fur/von, Sequenom verwendet werden. Der Anhang B wird regelmaBig, mindestens jedoch vierteljahrlich fortgeschrieben. Beide Parteien erarbeiten die Beschreibungen und Definitionen der erzielten Ergebnisse des Anhangs B gemeinsam.

(3) Daruber hinaus verpflichtet sich GeSiM, die in Anhang A und B aufgelisteten Ergebnisse und Produkte und das damit im Zusammenhang stehende Know How nicht fur Hersteller von Massenspektrometern oder Entwickler von, Technologien und Methoden zur *** verfugbar zu machen.

(4) Die vorstehend unter (S)3 enthaltene Verpflichtung der GeSiM exklusiv mit SEQUENOM zusammen zuarbeiten entfallt, wenn und soweit SEQUENOM innerhalb von 12 Monaten nach der Unterzeichnung dieses Vertrages *** abgenommen bzw. vermittelt hat.

(5) SEQUENOM wird ***. Die Sequenom GmbH als Vertragspartner sichert in diesem Zusammenhang zu, daB Sie berechtigt ist, dese Verpflichtung gegenuber GeSiM einzugehen. Diese Bezugsverpflichtung entfallt, falls GeSiM die Verfugbarkeit von Produkten und/oder Qualitaten nicht zu; wettbewerbsfahigen Konditionen und im erforderlichen Umfang sicherstellen kann.

                                     (S) 4

                                Liefergarantie

(1) GeSiM garantiert im Vertragszeitraum die uneingeschrankte Verfugbarkeit von Modulen oder Systemen fur das automatisierte Nanoliter-Liquid-Handling sowie fur Siliziumchips gemaB den Spezifikationen des Anhang A und B.

(2) GeSiM garantiert, daB alle in der Systembeschreibung definierten Produktmerkmale auch im Falle von Weiterentwicklungen mindestens eingehalten werden. Spezifikationen, die in Anhang B aufgenommen werden, gelten hierbei als verbindliche Erganzungen der Systembeschreibung.

(3) Anderungen am Liefergegenstand im Rahmen der technischen Weiterentwicklung sind zulassig.

                                       3



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                                     (S) 5

                                    Preise

(1) Die von GeSiM fur die Lieferung von Produkten an SEQUENOM und an von SEQUENOM benannte Partner oder Kunden festgelegten Preise sollten zu wettbewerbsfahigen Konditionen angeboten werden.

(2) SEQUENOM erhalt von GeSiM einen PreisnachlaB von *** fur jeden weiteren bestellten Nano-Plotter.

                                     (S) 6

                            Gemeinsame Vermarktung

(1) Die im Rahmen dieser Kooperation entwickelten Nano-Plotter und entsprechende Nachfolgeprodukte konnen gemeinsam unter dem Namen und der Marke von GeSiM und SEQUENOM vermarktet warden.

(2) SEQUENOM wird einen aktiven Beitrag zu den Marketingaktivitaten von GeSiM sowohl personell als auch redaktionell fur wissenschaftliche
     Prasentationen, Konferenzen und Messen ebringen. Werbematerial fur gemeinsame Kampagnen wird auch gemeinsam erstellt.

                                     (S) 7

                                 Vertragsdauer

(1) Diese Vereinbarung gilt zunachst bis zum Ablauf des 31. Dezember 2001. Fur die in Anhang B zum Zeitpunkt der Vertragsbeendigung aufgelisteten Ergebnisse dauert die an Sequenom erteilte Exklusivitat auch nach Vertragsbeendigung fort.

(2)  Die Parteien sind frei, die Vereinbarung jederzeit zu verlangem.

(3) Kommit es im Verlauf der Geltungsdauer dieser Vereinbarung zum Wechsel von Eigentumsverhaltnissen bei einem der Vertragspartner, so beruhrt dies die Fortgeltung dieser Vereinbarung nicht.

                                     (S) 8

                               SchluBestimmungen

(1) Die Parteien sind nicht berechtigt, ohne Zustimmung der anderen Vertragsparteien Rechte oder Pflichten aus dieser Vereinbarung an Dritte zu ubertragen, sofern nicht in diesem Vertrag ein Abweichendes bestimmt ist.

(2) Diese Vereinbarung ersetzt alle vorangegangenen Absprachen und Vereinbarungen der Parteien im Hinblick auf den Regelungsgegenstand dieser Vereinbarung. Anderungen und Erganzungen dieser Vereinbarung bedufen der Schriftform, soweit nicht gesetzlich

                                       4


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     eine strengere Form zu beachten ist. Das Schriftformerfordernis gilt auch fur den Verzicht auf die Schriftform.

(3) Sollten Bestimmungen dieser Vereinbarung ganz oder teilweise nicht rechtswirksam sein oder ihre Rechtswirksamkeit oder Durchfuhrbarkeit spater verlieren, soll hierdurch die Gultigkeit der ubrigen Bestimmungen der Vereinbarung nicht beruhrt werden. Das gleiche gilt, soweit sich herausstellen sollte, daB die Vereinbarung eine Regelungslucke enthalt. Anstelle der unwirksamen oder undurchfuhrbaren Bestimmung oder zur Ausfullung der Regelungslucke soll eine angemessene Regelung gelten, die soweit rechtlich moglich, dem am nachsten kommt, was die Vertragsparteien gewollt hatten oder nach dem Sinn und Zweck dieser Vereinbarung gewollt haben wurden, hatten sie den Punkt bei AbschluB dieser Vereinbarung bedacht.

(4) AusschlieBlicher Gerichtsstand fur samtliche Rechtsstreitigkeiten aus oder im Zusammenhang mit dieser Vereinbarung ist Hamburg.


GroBerkmannsdorf, den   1.10.1998    Hamburg, den         1.10.1998
                      -------------                 ------------------
GeSiM                                SEQUENOM


         /s/ illegible                            /s/ Toni Schuh
-----------------------------------  ---------------------------------
Name:                                Name:  Toni Schuh

                                       5
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Anhang A / Stand 9-1998

________________________________________________________________________________




***









                                       6



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

Anhang B:






***








                                       7


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